UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 9, 2009
TD Bank 401(k) Retirement Plan
(Full Title of Plan)
Commission File No.: 333-142253

The Toronto-Dominion Bank
P. O. Box 1
Toronto-Dominion Centre
King Street West and Bay Street
Toronto, Ontario M5K1A2
Canada
(Name of issuer of securities held pursuant to the Plan
and the address of its principal executive office)

Canada	001-14446	13-5640479

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
Registrant’s telephone number, including area code (416) 982-8222
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
(a) Merger Involving Independent Accountant For Benefit Plans.
     (i) On January 9, 2009, we were informed by Mahoney Cohen & Company, CPA, P.C. (“Mahoney Cohen”), the independent registered public accounting firm for the TD Bank 401(k) Retirement Plan (the “Plan”), as follows:
(1)	The shareholders of Mahoney Cohen became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective December 31, 2008. The New York practice of Mayer Hoffman McCann P.C. now operates under the name MHM Mahoney Cohen CPAs.

(2)	The Plan is required to file this Form 8-K as notification that MHM Mahoney Cohen CPAs succeeds Mahoney Cohen as the Plan’s independent registered public accounting firm.
     (ii) Mahoney Cohen was initially engaged to report on the Plan’s financial statements as of and for the year ended December 31, 2005.
     (iii) During the years ended December 31, 2006 and 2007 and through January 9, 2009, there were no disagreements with Mahoney Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mahoney Cohen would have caused Mahoney Cohen to make reference thereto in its reports on the Plan’s financial statements for such years.
     (iv) None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2006 and 2007 and through January 9, 2009.
     (v) The reports issued by Mahoney Cohen on the financial statements of the Plan as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
     (vi) The Plan provided Mahoney Cohen with a copy of the foregoing disclosures, and a letter from Mahoney Cohen confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) The following exhibits are included with this Report:

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant

SIGNATURES
     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator of the TD Bank 401(k) Retirement Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD BANK 401(k) RETIREMENT PLAN
January 15, 2009	By:	/s/ Sheila A. Gleason
		Name:	Sheila A. Gleason
		Title:	Plan Administrator